Exhibit 10.3

AMENDMENT #1 TO THE SENIOR SECURED

PROMISSORY NOTE ORIGINALLY ISSUED ON FEBRUARY 5, 2020

THIS AMENDMENT #1 to the Note (as defined below) (the "Amendment") is entered into effective July 15, 2020 (the "Effective Date"), by and between Predictive Oncology, Inc. (a/k/a Precision Therapeutics, Inc.), a Delaware corporation (the "Company"), and Oasis Capital, LLC, a Puerto Rico limited liability company (the "Holder", and together with the Company, the "Parties").

BACKGROUND

A.               The Company issued that certain senior secured promissory note (the "Note") to the Holder on February 5, 2020.

B.                The Company and Holder desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Upon the execution of this Amendment (as defined below) by the Company, (i) the "Maturity Date" for all amounts of principal, interest and other amounts owed and outstanding under the Note as of the Effective Date shall be extended from August 5, 2020 to September 30, 2020, and in exchange for such extension (ii) the outstanding principal amount of the Note is hereby increased by One Hundred Seventy-Two Thousand Five Hundred ($172,500.00) such that as of the Effective Date, the outstanding principal amount (not including accrued interest and any other amounts) owed under the Note is $1,622,500.00.

This Amendment shall be deemed part of but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect, and this Amendment shall be governed by the same law, and have the same conflict resolution provisions, as set forth in the Note. The parties hereby ratify and confirm the terms and conditions of the Note, as supplemented and amended by this Amendment.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

PREDICTIVE ONCOLOGY INC.

Name:	/s/ Bob Myers
Title:	CFO

OASIS CAPITAL, LLC

Name:	/s/ Adam R. Long
Title:	Managing Member

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